UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 25, 2017

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GENIUS BRANDS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Nevada	001- 54389	20-4118216
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

301 N. Canon Drive, Suite 305

Beverly Hills, CA 90210
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: 310-273-4222

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_____________________________________________________________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a)       On July 25, 2017, Genius Brands International, Inc. (the “Company”) held its 2017 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the holders of 4,330,618 shares of the Company’s common stock were present in person or represented by proxy, which represents 73.44% of the total shares of outstanding common stock entitled to vote as of the record date of June 7, 2017.

(b)       The following actions were taken in the Annual Meeting:

(1)	The following eight nominees were elected to serve on the Company’s Board of Directors until the Company’s 2018 annual meeting of stockholders or until their respective successors have been elected and qualified, or until their earlier resignation or removal:

Name of Director Nominees	Votes For	Votes Withheld	Broker Non-Vote
Andy Heyward	2,817,940	4,533	1,508,145
Amy Moynihan Heyward	2,812,912	9,561	1,508,145
Joseph “Gray” Davis	2,816,484	5,989	1,508,145
Lynne Segall	2,813,550	8,923	1,508,145
P. Clark Hallren Anthony Thomopoulos	2,818,512 2,818,512	3,961 3,961	1,508,145 1,508,145
Bernard Cahill	2,821,512	961	1,508,145
Margaret Loesch	2,818,512	3,961	1,508,145

(2)	The amendment to the Company’s 2015 Amended Incentive Plan, to increase the number of shares of common stock available for grant of awards under the 2015 Amended Incentive Plan from 1,443,334 to an aggregate of 1,666,667, was approved, based on the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Vote
2,714,466	107,823	184	1,508,145

(3)	The selection of Squar Milner LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017, was ratified, based on the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Vote
4,330,294	239	85	0

(4)	The compensation of the Company’s named executive officers, as disclosed in our proxy statement, was approved by an advisory vote, based on the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Vote
2,750,140	62,998	9,335	1,508,145

(5)	The preferred frequency of an advisory vote on the compensation of the Company’s named executive officers, as disclosed in our proxy statement, was “Three Years by an advisory vote,” based on the following votes:

One Year	Two Years	Three Years	Abstentions	Broker Non-Vote
796,253	319,906	1,705,229	1,085	1,508,145

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENIUS BRANDS INTERNATIONAL, INC.

Date: July 25, 2017	By: /s/ Andy Heyward
	Name:	Andy Heyward
	Title:	Chief Executive Officer

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